Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.22AB

TWENTY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTY-SEVENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, the Agreement, Schedule F, Fee Schedule, Section IV., Ancillary Products and Services, Subsection A., titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” Subsection 20., titled “Environment Refresh Process,” as more particularly described in the Twentieth Amendment to the Agreement (CSG #4109237), includes Customer having access to one or more training system principal agents (“SPAs”) in Customer’s QAVA test environment; and

WHEREAS, Customer and CSG, pursuant to mutual discussions and agreement, desire to amend the Agreement to remove the additional requirement of CSG allowing Customer access to one or more new training system principal agents (“SPAs”) in Customer’s QAVA test environment.

NOW, THEREFORE, CSG and Customer agree to the following as of the Effective Date:

1.   Customer and CSG agree to remove the following section from the Agreement:

Description of Item/Unit of Measure	Frequency	Fee
20.Environment Refresh Process (Note 2)
a)Support/Maintenance Fees (per SPA) (Note 1)	*********	$*********

Note 1: Design, development, set-up, configuration and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Customer may utilize the refresh capabilities up to a maximum of **** (*) times per ******** ****.  Any additional requests will require a mutually agreeable Statement of Work between the parties.  Refreshes cannot be ******* **** to the **** ******** ****.”

2.   Schedule F, Section IV., Ancillary Products and Services, Subsection A., titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” Subsection 20., is hereby amended to read “Intentionally Left Blank”.

3.   CSG is no longer obligated to provide, and Customer is no longer obligated to pay CSG for the Fees related to the Environment Refresh Project.  Any services related to the Environment Refresh Project actually rendered by CSG and accepted by Customer prior to the Effective Date of this Amendment shall be invoiced by CSG and paid for by Customer in accordance with the terms and conditions of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 4-18-2017	Date: 4/3/17